SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   ---------


Date of Report (Date of earliest event reported)    MAY 31, 1996
                                                -------------------------------

                              CAPITAL BRANDS, INC.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          FLORIDA                        0-20594               65-0506539
- -------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission File       (IRS Employer
 or incorporation)                        Number)          Identification No.)



       1225 BROKEN SOUND PARKWAY N.W., SUITE A, BOCA RATON, FLORIDA 33487
       ------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (407) 994-8585
                                                  -----------------------------

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On May 31, 1996 Capital Brands, Inc. ("Capital" or the "Company") consummated a Stock Purchase Agreement with the stockholders of Delta Pharmacy Services Inc. ("Delta"), a Delaware corporation (the "Stock Purchase Agreement"). Under the Stock Purchase Agreement, Capital acquired all the issued and outstanding shares of Delta in exchange for 633,750 shares of Capital's Common Stock.

         The Stock Purchase Agreement contains customary representations and warranties of the parties. The former shareholders of Delta agreed to indemnify Delta and Capital against its losses and expenses incurred after the closing date due to a breach of the shareholders representations, warranties and covenants in the Stock Purchase Agreement. In connection with the Stock Purchase Agreement, each shareholder of Delta also executed non-competition and non-disclosure agreements.

         In addition, in connection with the Stock Purchase Agreement, Compscript, Inc., the Company's majority owned subsidiary, executed consultant pharmacy services agreements and pharmaceutical services for a total of 20 facilities. Compscript shall begin servicing eight of such facilities and the remainder of which Compscript shall begin servicing as determined between Compscript and Delta Health Group, an affiliated company of Delta.

         The foregoing summary of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement. The Company will file by amendment, as an exhibit to this Form 8-K Report, a copy of such agreement

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         (a) On June 12, 1996, Coopers & Lybrand was replaced as the Company's auditors.

         (b) During the two most recent fiscal years and interim period subsequent to December 31, 1995, there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         (c) The report of Coopers & Lybrand for the fiscal years ended December 31, 1995 and December 31, 1994 did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to uncertainty, audit scope or accounting principles.

         (d) The Company has requested Coopers & Lybrand to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Coopers & Lybrand on June 14, 1996. The Company will file by amendment, as an exhibit to this Form 8-K Report, a copy of such letter when it is received.

         (e) On June 12, 1996, the Board of Directors of the Company appointed Ernst & Young, L.L.P. as independent auditors of the Company for the fiscal year ended December 31, 1996.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Delta are not available at the time of the filing of this Form 8-K Report. Such required financial statements will be filed no later than 60 days after this Report on Form 8-K is filed.

         (b) Pro Forma financial information of Delta is not available at the time of the filing of this Form 8-K Report. The required pro forma financial statements will be filed not later than 60 days after this Report on Form 8-K is filed.

         (c) Stock Purchase Agreement dated as of May 31, 1996, by and among Capital Brands and the stockholders of Delta Pharmacy Services, Inc.

         (d) Letter of Coopers & Lybrand pursuant to Item 304(a)3 of Regulation S-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CAPITAL BRANDS, INC.


                                             By:/s/ BRIAN A. KAHAN
                                                -------------------------
                                                 Brian A. Kahan
                                                 Chief Executive Officer


DATED:  June 14, 1996